SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                      STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:
                 ______________________________________________


DWS Strategic Government Securities Fund
DWS Strategic Income Fund


The following information supplements the disclosure in the "Financial Services Firms' Compensation" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:

For DWS Strategic Government Securities Fund and DWS Strategic Income Fund only:

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:

                   Compensation Schedule #1:                                 Compensation Schedule #2:
               Retail Sales and DWS Flex Plan(1)                              DWS Retirement Plans(2)
               ---------------------------------                              -----------------------

Amount of                               As a Percentage of Net       Amount of         As a Percentage of Net
Purchase                                     Asset Value             Purchase                Asset Value
--------                                     -----------             --------                -----------

$250,000 but less than $50 million              0.50%             Over $3 million           0.00% - 0.50%
$50 million and over                            0.25%                    --                        --

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.


The following information supplements similar disclosure in the "Class A Purchases" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:


Class A Purchases. The public offering price of DWS Strategic Government Securities Fund and DWS Strategic Income Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------

Less than $100,000                                 2.75%                 2.83%                 2.25%
$100,000 but less than $250,000                    2.50%                 2.56%                 2.00%
$250,000 and over                                  0.00**                0.00**                0.00***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by DIDI as discussed below.

The following information supplements similar disclosure in the "Class A Cumulative Discount" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:

For DWS Strategic Government Securities Fund and DWS Strategic Income Fund only:

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $250,000 threshold, a later decline in assets below the $250,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The following information supplements similar disclosure in the "Class A NAV Sales" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:

(j) For DWS Strategic Government Securities Fund and DWS Strategic Income Fund only: investors investing $250,000 or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

The following information supplements similar disclosure in the "Multi-Class Suitability" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:

For DWS Strategic Government Securities Fund and DWS Strategic Income Fund only:

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Flex Plans").





May 19, 2009
DTXIF-3905